                                                                    Exhibit 10.4

                                WARRANT AGREEMENT

                                 WHX CORPORATION

                                       AND

                          EQUISERVE TRUST COMPANY, N.A.
                                AS WARRANT AGENT

                            DATED AS OF JULY 29, 2005

                              WARRANTS TO PURCHASE
                             SHARES OF COMMON STOCK

                                TABLE OF CONTENTS

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ARTICLE 6  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES
ISSUABLE.......................................................................9

     Section 6.01.  Adjustment of Exercise Price and Number of

                                       i

EXHIBIT A  Form of Face of Warrant Certificate

EXHIBIT B  Form of Reverse of Warrant Certificate

EXHIBIT C  DTC Legend

                                       ii

     WARRANT  AGREEMENT dated as of July 29, 2005,  between WHX  CORPORATION,  a
Delaware  corporation  (the  "Company"),  and EQUISERVE  TRUST COMPANY,  N.A., a
corporation organized under the laws of Delaware, as warrant agent (the "Warrant
Agent").

     Pursuant to the terms and  conditions of the order dated July 21, 2005 (the
"Confirmation Order") approving and confirming the First Amended Chapter 11 Plan of  Reorganization  of WHX  Corporation,  dated June 8, 2005, as the same may be amended, restated or supplemented from time to time (the "Plan") relating to the reorganization  of the Company under Chapter 11 of the Bankruptcy  Reform Act of
1978,  as codified in Title 11 of the United  States  Code,  11 U.S.C.  Sections
101-1330 (the "Bankruptcy  Code"),  the Company will issue to the holders of the
Company's  Series A Preferred Stock and Series B Preferred Stock an aggregate of
753,168  warrants (the  "Warrants")  entitling  the Holders  thereof to purchase shares of common stock,  par value $0.01 per share,  of the Company (the "Common
Stock"),  for a price  of  $11.20  per  share  (as  adjusted  from  time to time hereunder, the "Exercise Price");

     WHEREAS,  pursuant to the Plan and  Confirmation  Order,  the  Warrants are
being  offered  pursuant  to, and in  reliance  upon the  exemption  afforded by section 1145(a)(i) of the Bankruptcy Code from the registration  requirements of the Securities Act of 1933, as amended,  and of any applicable  state securities or "blue sky" laws;

     The  Company  wishes  the  Warrant  Agent  to act in  connection  with  the issuance, exchange, transfer and exercise of the Warrants.

     The Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights and  obligations  of the Company,  the
Warrant  Agent  and  the  registered  holders  of  the  certificates  evidencing
Warrants.

     THEREFORE,  in  consideration  of the premises and the mutual covenants and agreements  set forth  herein and in the Plan,  and for other good and  valuable consideration,  the receipt and sufficiency of which is hereby acknowledged, the
Company and the Warrant Agent,  intending to be legally  bound,  hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.01  DEFINITIONS.  As used in this Agreement,  the following terms shall have the following respective meanings:

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly  controlling,  controlled  by,  or under  direct or  indirect  common
control  with,  such  Person.   For  purposes  of  this  definition,   "control"
(including,  with correlative meanings, the terms "controlling," "controlled by"
and  "under  common  control  with")  with  respect  to any  Person,  means  the possession,  directly  or  indirectly,  of the  power to  direct  or  cause  the direction of the  management  and policies of such Person,  whether  through the ownership of voting securities, by contract or otherwise.

     "Agent Member" means a member of, or a participant in, the Depositary.

     "Agreement" means this Warrant  Agreement,  as amended or supplemented from time to time.

     "Board of Directors"  means the board of directors or comparable  governing body of the Company,  or any  committee  thereof duly  authorized  to act on its behalf.

     "Business  Day"  means any day  except a  Saturday,  Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust
Office of the  Warrant  Agent is located  are  authorized  or required by law to close.

     "Capital Stock" means any and all shares, interests, participations, rights or other equivalents  (however  designated) of corporate stock or partnership or membership interests, whether common or preferred.

     "Certificated Warrant" means a Warrant in registered individual form.

     "Commission" means the Securities and Exchange Commission.

     "Common  Stock" has the meaning  assigned  to such term in the  preamble of this Agreement.

     "Company"  means the party named as such in the preamble of this Agreement, or any successor obligor under this Agreement.

     "Confirmation  Order" has the meaning assigned to such term in the preamble of this Agreement.

     "Corporate Trust Office" means the office of the Warrant Agent at which the corporate trust business of the Warrant Agent is principally administered, which at the Issue Date is located at c/o Computershare  Investor Services, 250 Royall
Street, Canton, MA 02021.

     "Daily  Price" on any day means the last reported sale price for the Common
Stock on the principal exchange or quotation system on which the Common Stock is listed or  traded.  If the  Common  Stock is not  admitted  for  trading  on any securities exchange or the Nasdaq National or SmallCap Market,  "Daily Price" on
any day shall mean the average of the last reported closing bid and asked prices reported by the Nasdaq Stock Market,  Inc.,  the  electronic  securities  market regulated by the National Association of Securities Dealers,  Inc., as furnished by any  member  in good  standing  of the  National  Association  of  Securities
Dealers,  Inc., selected from time to time by the Company for that purpose or as quoted by the National Quotation Bureau Incorporated.  In the event that no such quotation is available  for such day, the "Daily  Price" on any day shall be the average of the  quotations  for the last five trading days for which a quotation is  available  within the last 10 trading  days prior to such day.  In the event that five such  quotations are not available  within such 10-trading day period, the "Daily Price" shall be determined in good faith by the Board of Directors of the Company.

     "Depositary"  means the  depositary  of each  Global  Warrant,  which  will initially be DTC.

     "DTC" means The Depository Trust Company,  a New York corporation,  and its successors.

     "DTC Legend" means the legend set forth in Exhibit C.

     "Exercise  Price" has the meaning  assigned to such term in the preamble of this Agreement.

     "Expiration Date" has the meaning assigned to such term in Section 4.01(a).

     "GAAP" means generally accepted accounting  principles in the United States of America as in effect from time to time.

     "Global Warrant" means a Warrant in registered global form.

     "Holder" means the record owner of any Warrant.

     "Issue  Date" means the date on which the Warrants  are  originally  issued under this Agreement.

     "NASDAQ"  means  the  National  Association  of  Securities  Dealers,  Inc.
Automated Quotation System.

     "Officer" means the chairman of the Board of Directors,  the president, the chief executive officer,  any vice president,  the chief financial officer,  the treasurer  or any  assistant  treasurer,  or  the  secretary  or  any  assistant secretary, of the Company.

     "Officers'  Certificate"  means a  certificate  signed  in the  name of the
Company by the  chairman of the Board of  Directors,  the  president,  the chief executive  officer,  any  vice  president,  the  chief  financial  officer,  the treasurer or any assistant treasurer of the Company.

     "Opinion of Counsel" means a written  opinion signed by the Company's legal counsel, in form and substance reasonably satisfactory to the Warrant Agent.

     "Person" means an  individual,  a  corporation,  a  partnership,  a limited liability  company,  an  association,  a trust or any other entity,  including a government or political subdivision or an agency or instrumentality thereof.

     "Plan"  has the  meaning  assigned  to such  term in the  preamble  of this
Agreement.

     "Register" has the meaning assigned to such term in Section 3.09.

     "Registrar" means a Person engaged to maintain the Register.

     "Warrant  Agent"  means the  party  named as such in the  preamble  of this
Agreement  or any  successor  warrant  agent  under this  Agreement  pursuant to
Article 7.

     "Warrant Certificate" means a certificate evidencing a Warrant.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

     "Warrants"  has the meaning  assigned to such term in the  preamble of this
Agreement.

     Section 1.02 RULES OF CONSTRUCTION.  Unless the context otherwise  requires or except as otherwise expressly provided,

               (i) an  accounting  term not  otherwise  defined  has the meaning assigned to it in accordance with GAAP;

               (ii) ("herein,"  "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Section, Article or other subdivision;

               (iii)  all  references  to  Sections,  subsections,  Articles  or
Exhibits  refer to  Sections,  subsections,  Articles  or Exhibits of or to this
Agreement unless otherwise indicated; and

               (iv)   references  to   agreements,   instruments,   statutes  or
regulations,  are to such agreements,  instruments,  statutes or regulations, as amended from time to time (or to successor statutes and regulations).

                                   ARTICLE 2
                          APPOINTMENT OF WARRANT AGENT

     The Company  hereby  appoints the Warrant Agent to act as warrant agent for the Company in accordance  with the express terms and conditions (and no implied terms or  duties)  set forth in this  Agreement  and the  Warrant  Agent  hereby accepts such appointment.

                                   ARTICLE 3
                                  THE WARRANTS

     Section 3.01 FORM AND DATING; LEGENDS. The face of the Warrant Certificates will be  substantially  in the form attached hereto as Exhibit A and the reverse of the Warrant Certificates will be substantially in the form attached hereto as
Exhibit B. The Warrant Certificates may have notations,  legends or endorsements required by law, rules of or agreements  with national  securities  exchanges to which the Company is subject that do not alter the rights, duties or obligations of the Warrant  Agent.  Each Warrant  Certificate  will be dated the date of its
countersignature.   However,   to  the  extent  any  provision  of  any  Warrant
Certificate  conflicts  with  the  express  provisions  of this  Agreement,  the provisions of this Agreement shall govern and be controlling.

     Section 3.02 EXECUTION AND  COUNTERSIGNATURE.  (a) An Officer shall execute the Warrant Certificates for the Company by facsimile or manual signature in the name and on behalf of the Company. If an officer whose signature is on a Warrant
Certificate  no longer holds that office at the time the Warrant  Certificate is countersigned, the Warrant will still be valid.

          (b) A Warrant will not be valid for any purpose or  exercisable  until
the  Warrant  Agent  manually  (or  via  facsimile)   countersigns  the  Warrant
Certificate,  with the signature of the Warrant Agent being conclusive  evidence that the Warrant Certificate has been countersigned under this Agreement. At any time and from time to time after the execution  and delivery of this  Agreement, the  Company  may deliver  Warrant  Certificates  executed by the Company to the
Warrant  Agent for  countersignature.  The Warrant  Agent will  countersign  and deliver a number of Warrant  Certificates  for  original  issue in an  aggregate amount not to exceed the amount  stated in the preamble  hereof after receipt by the Warrant Agent of an Officers' Certificate specifying:

               (i) the amount of Warrant  Certificates to be  countersigned  and the date on which the Warrant Certificates are to be countersigned, (ii) whether the  Warrants  are to be issued as one or more Global  Warrants or  Certificated
Warrants, and

               (ii) other  information  the Company may  determine to include or the Warrant Agent may reasonably request.

     Section 3.03  REGISTRAR.  The Company may appoint one or more Registrars or may itself act as Registrar.  If the Company appoints a Registrar other than the
Warrant Agent, then the Company and the Registrar will enter into an appropriate agreement  implementing  the  provisions  of  this  Agreement  relating  to  the obligations to be performed by the Registrar. The Company initially appoints the
Warrant Agent as Registrar.

     Section  3.04  REPLACEMENT  WARRANT  CERTIFICATES.  If a mutilated  Warrant
Certificate is  surrendered to the Warrant Agent or if a Holder  delivers to the
Company a sworn affidavit that its Warrant Certificate has been lost,  destroyed or  wrongfully  taken,  then the Company  will issue and the Warrant  Agent will
countersign  a  replacement  Warrant  Certificate.   Every  replacement  Warrant
Certificate is an obligation of the Company and entitled to the benefits of this

Agreement. If required by the Warrant Agent or the Company, an indemnity must be furnished  that is  sufficient in the judgment of both the Warrant Agent and the
Company to protect  the  Company  and the  Warrant  Agent from any loss they may suffer if a Warrant  Certificate is replaced.  The Company may charge the Holder for the  expenses of the Company  and the Warrant  Agent in  replacing a Warrant
Certificate.

     Section 3.05 OUTSTANDING WARRANTS. (a) Warrants outstanding at any time are all Warrants represented by Warrant Certificates that have been countersigned by the Warrant Agent except for:

               (i)  Warrant  Certificates  cancelled  by the  Warrant  Agent  or delivered for cancellation;

               (ii) Warrants exercised by the Holder thereof; and

               (iii) any Warrant  Certificate that has been replaced pursuant to
Section 3.04.

          (b) A Warrant shall not cease to be outstanding because the Company or one of its Affiliates  holds the Warrant,  provided that in determining  whether the Holders of the requisite  number of the  outstanding  Warrants have given or taken any request, demand, authorization,  direction, notice, consent, waiver or other action  hereunder,  Warrants owned by the Company or any subsidiary of the
Company will be disregarded and deemed not to be outstanding.

     Section 3.06.  TEMPORARY  WARRANT  CERTIFICATES.  Until definitive  Warrant
Certificates  are ready for  delivery,  the  Company may prepare and the Warrant
Agent  will  countersign  temporary  Warrant  Certificates.   Temporary  Warrant
Certificates   will  be  substantially   in  the  form  of  definitive   Warrant
Certificates  but  may  have  insertions,  substitutions,  omissions  and  other variations  determined to be appropriate by the Officer  executing the temporary
Warrant  Certificates,  as evidenced by the execution of the  temporary  Warrant
Certificates.  If temporary  Warrant  Certificates are issued,  the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay.
After the preparation of definitive Warrant Certificates,  the temporary Warrant
Certificates will be exchangeable for definitive  Warrant  Certificates  without charge to the Holder upon surrender of the temporary Warrant Certificates.  Upon surrender for cancellation of any temporary  Warrant  Certificates,  the Company will  execute and the  Warrant  Agent will  countersign  and deliver in exchange therefor a like amount of definitive Warrant Certificates.

     Section  3.07.  CANCELLATION.  The  Company at any time may  deliver to the
Warrant Agent for cancellation any Warrant Certificates previously countersigned and  delivered  hereunder  that the  Company  may have  acquired  in any  manner whatsoever,  and may deliver to the Warrant Agent for  cancellation  any Warrant
Certificates  previously  countersigned  hereunder  which  the  Company  has not issued. Any Registrar will forward to the Warrant Agent any Warrant Certificates surrendered to it for transfer,  exchange or exercise. The Warrant Agent (and no one else)  will  cancel  all  Warrant  Certificates  surrendered  for  transfer, exchange,  exercise or  cancellation  and dispose of them in accordance with its normal  procedures or the written  instructions of the Company.  The Company may not issue new Warrants to replace  Warrants  evidenced  by Warrant  Certificates that have been exercised or delivered to the Warrant Agent for cancellation. The
Registrar shall provide the Company with a list of all Warrant Certificates that have been cancelled.

     Section 3.08.  CUSIP AND CINS NUMBERS.  The Company in issuing the Warrants may use "CUSIP" and "CINS" numbers, and the Warrant Agent will use CUSIP numbers or CINS numbers in notices as a convenience to Holders, the notice to state that no  representation  is made as to the  correctness  of such  numbers  either  as printed on the Warrant Certificates or as contained in any notice to any Holder.
The Company will promptly notify the Warrant Agent of any change in the CUSIP or
CINS numbers.

     Section 3.09. REGISTRATION, TRANSFER AND EXCHANGE. (a) The Warrants will be issued in registered form only, and the Company shall cause the Warrant Agent to maintain a register (the "Register") of the Warrants, for registering the record ownership of the Warrants and transfers and exchanges of the Warrants.

          (b)  Each  Global  Warrant  will  be  registered  in the  name  of the
Depositary  or its  nominee  and,  so long as DTC is serving  as the  Depositary thereof,  will bear the DTC Legend. A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the  Depositary,  by a nominee of the Depositary to the Depositary or to another nominee of the Depositary,  or by the  Depositary  or any such nominee to a successor  Depositary  or a nominee of such  successor  Depositary.  Except as provided in this Section  3.09(b) and in
Section  3.04,  a Global  Warrant  may not be  exchanged  for  another  Warrant, provided,  however,  that  beneficial  interests  in a  Global  Warrant  may  be transferred  by Agent  Members  in  accordance  with the  applicable  rules  and procedures  of the  Depositary.  Agent  Members  will have no rights  under this
Agreement  with  respect  to any  Global  Warrant  held on their  behalf  by the
Depositary,  and the Depositary may be treated by the Company, the Warrant Agent and any agent of the  Company or the  Warrant  Agent as the  absolute  owner and
Holder of such Global Warrant for all purposes  whatsoever.  Notwithstanding the foregoing,  the  Depositary  or its  nominee  may grant  proxies  and  otherwise authorize  any Person  (including  any Agent  Member and any Person that holds a beneficial  interest in a Global  Warrant  through an Agent  Member) to take any action that a Holder is entitled to take under the Warrants,  and nothing herein will impair,  as between the Depositary and its Agent Members,  the operation of customary  practices  governing  the  exercise  of the rights of a holder of any security.

          (c)  Each  Global  Warrant  will  be  exchanged  by  the  Company  for
Certificated  Warrants if (i) the  Depositary  notifies  the Company  that it is unwilling  or unable to continue  as  Depositary  for such Global  Warrant and a successor  Depositary is not  appointed by the Company  within 90 days after the date of such notice or (ii) the Company in its sole  discretion  determines that the Global Warrants should be exchanged for Certificated Warrants and delivers a notice to such effect to the Warrant  Agent.  Upon the  occurrence  of either of such events, the Warrant Agent will promptly exchange all beneficial interest in the Global Warrant for one or more Certificated  Warrants registered in the name of the owner of each beneficial interest,  as identified to the Warrant Agent by the Depositary, and thereupon the Global Warrant will be deemed canceled.

          (d) Except as  otherwise  provided  in Section  3.09(b),  a Holder may transfer a Warrant  to another  Person or  exchange  a Warrant  Certificate  for another  Warrant  Certificate  of the same amount by  presenting  to the Warrant
Agent a written request therefor stating the name of the proposed  transferee or requesting  such an  exchange,  accompanied  by any  document  required  by this
Agreement.  The Warrant  Agent will  promptly  register any transfer or exchange that meets the  requirements  of this Section  3.09(d) by noting the same in the
Register.  No transfer or exchange  will be  effective  as to the  Company,  the
Warrant  Agent  and  their  respective  agents  until  it is  registered  in the
Register.  Prior to the registration of any transfer,  the Company,  the Warrant
Agent and their  respective  agents  will  treat  the  Person in whose  name the
Warrant is registered as the owner and Holder thereof for all purposes, and will not be affected by notice to the  contrary.  From time to time the Company  will execute and the Warrant Agent will countersign  additional Warrant  Certificates as necessary to permit the  registration of a transfer or exchange in accordance with this Section  3.09(d).  All Warrants issued upon transfer or exchange shall be the duly authorized,  executed and delivered Warrants of the Company entitled to the  benefits  of this  Agreement.  No  service  charge  will be  imposed  in connection  with any  transfer or exchange of any  Warrant,  but the Company may require  payment  of a sum  sufficient  to cover  any  transfer  tax or  similar governmental  charge payable in connection  therewith (other than a transfer tax or other similar  governmental  charge payable upon exchange pursuant to Section
3.09(c)).

          (e) If a Warrant  Certificate  representing a Certificated  Warrant is
transferred  or  exchanged  for  another  Warrant  Certificate   representing  a
Certificated  Warrant, the Warrant Agent will (i) cancel the Warrant Certificate
being   transferred  or  exchanged,   (ii)  deliver  one  or  more  new  Warrant
Certificates  representing the number of Warrants being transferred or exchanged to the  transferee  (in the case of a  transfer)  or the Holder of the  canceled
Warrant Certificate (in the case of an exchange), registered in the name of such transferee  or Holder,  as  applicable,  and (iii) if such  transfer or exchange involves  less than the entire  number of Warrants  represented  by the canceled
Warrant  Certificate,  deliver  to  the  Holder  thereof  one  or  more  Warrant
Certificates   representing  an  aggregate  number  of  Warrants  equal  to  the untransferred or unexchanged number of the canceled Warrants,  registered in the name of the Holder thereof.

                                   ARTICLE 4
                     TERMS OF WARRANTS; EXERCISE OF WARRANTS

     Section 4.01 TERMS OF WARRANTS; EXERCISE OF WARRANTS.

          (a) Each Warrant not exercised prior to 5:00 p.m., New York City time, on February  28, 2008 (the  "Expiration  Date") shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

          (b)  Subject to the terms of this  Agreement,  each  Warrant  shall be exercisable,  in full and not in part,  at the  election of the Holder  thereof, during the period  commencing  at the  opening of business on the Issue Date and until 5:00 p.m.,  New York City time on the  Expiration  Date, and shall entitle the  Holder  thereof  to  receive  from  the  Company  one (1)  fully  paid  and nonassessable share of Common Stock upon exercise of such Warrant and payment of the Exercise  Price then in effect in cash,  by wire transfer or by certified or official check payable to the order of the Company.

          (c) In  order  to  exercise  all or any of the  Warrants,  the  Holder thereof must deliver to the Warrant Agent at the Corporate  Trust Office (i) the
Warrant  Certificates  evidencing  such  Warrants,  (ii) the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be  medallion  guaranteed  by an  institution  which is a member of a Securities
Transfer  Association  recognized signature guarantee program, and (iii) payment to the Warrant Agent for the account of the Company of the then-current Exercise
Price,  in the  manner set forth in  Section  4.01(b)  for the number of Warrant
Shares in respect of which the Warrants are being exercised.

          (d) No fractional Warrant Shares are to be issued upon any exercise of a Warrant,  but rather cash in lieu of  fractional  shares shall be delivered to the Holder as provided in Section 6.02.

          (e)  If  fewer  than  all  the  Warrants   represented  by  a  Warrant
Certificate are exercised,  such Warrant  Certificate shall be surrendered and a new  Warrant  Certificate  for the number of Warrants  which were not  exercised shall be executed by the Company and  delivered  to the Warrant  Agent,  and the
Warrant Agent shall countersign the new Warrant Certificate,  registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

          (f) All Warrant  Certificates  surrendered  upon  exercise of Warrants shall be cancelled by the Warrant  Agent.  Such cancelled  Warrant  Certificates shall then be disposed of by the Warrant Agent in a manner  satisfactory  to the
Company. The Warrant Agent shall account promptly to the Company with respect to
Warrants  exercised and  concurrently  pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

          (g) The  Warrant  Agent shall keep  copies of this  Agreement  and any notices  given or received  hereunder  available  for  inspection by the Holders during normal  business hours at the Corporate  Trust Office.  The Company shall supply the Warrant  Agent from time to time with such  numbers of copies of this
Agreement as the Warrant Agent may reasonably request.

                                   ARTICLE 5
                            COVENANTS OF THE COMPANY

     Section 5.01. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain an office or agency where Warrants may be surrendered for  registration of transfer or exchange or for  presentation  for  exercise.  The Company  hereby  initially designates the Corporate Trust Office of the Warrant Agent as such office of the
Company. The Company will give prompt written notice to the Warrant Agent of any change in the  location  of such  office or agency.  If at any time the  Company fails to  maintain  any such  required  office or agency or fails to furnish the
Warrant Agent with the address thereof, such surrenders and presentations may be made or served to the Warrant Agent.

     The Company may also from time to time  designate one or more other offices or agencies where Warrant  Certificates  may be surrendered or presented for any of such  purposes  and may from  time to time  rescind  such  designations.  The
Company  will  give  prompt  written  notice  to the  Warrant  Agent of any such designation  or  rescission  and of any change in the location of any such other office or agency.

     Section 5.02. PAYMENT OF TAXES. The Company will pay all documentary, stamp or similar issue or transfer taxes and other  governmental  charges,  if any, in respect of the  issuance  or delivery  of Warrant  Shares  upon the  exercise of
Warrants;  provided,  that  neither the  Company nor the Warrant  Agent shall be required  to pay any taxes or  charges  which may be  payable  in respect of any transfer  involved in the issue of any Warrants or any Warrant  Shares in a name other than that of the Holder of a Warrant  surrendered  upon exercise,  and the
Company shall not be required to issue or deliver such Warrant  Shares unless or until the Person or Persons  requesting the issuance  thereof shall have paid to the Company the amount of such taxes or charges or shall have established to the satisfaction of the Company that such taxes or charges have been paid.

     Section 5.03. RESERVATION OF WARRANT SHARES.

          (a) The  Company  will at all times  reserve  and keep  available  for issuance and delivery,  free and clear of all preemptive rights,  such number of shares of its  authorized but unissued  Common Stock or other  securities of the
Company  from time to time  issuable  upon  exercise of the  Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants.

          (b) Before taking any action which would cause an adjustment  pursuant to Section 6.01 hereof to reduce the Exercise Price below the then par value (if any) of its Common Stock,  the Company will take any corporate action which may, in the  opinion of its  counsel,  be  necessary  in order that the  Company  may validly and legally  issue fully paid and  nonassessable  Warrant  Shares at the
Exercise Price as so adjusted.

          (c) The Company  covenants that all Warrant Shares which may be issued upon exercise of Warrants will,  upon issue, be fully paid,  nonassessable,  and free of preemptive rights with respect to the issuance thereof.

     Section 5.04. STOCK EXCHANGE  LISTINGS.  The Company will from time to time use commercially reasonable efforts to take all action which may be necessary so that the Warrant  Shares,  immediately  upon their issuance upon the exercise of
Warrants, are listed on the principal securities exchanges,  automated quotation systems or other markets  within the United States of America,  if any, on which other shares of Common Stock are then listed.

                                   ARTICLE 6
       ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE

     Section  6.01.  ADJUSTMENT OF EXERCISE  PRICE AND NUMBER OF WARRANT  SHARES
ISSUABLE.  The Exercise Price and the number of Warrant Shares issuable upon the exercise of each  Warrant are subject to  adjustment  from time to time upon the occurrence of the events enumerated in this Article 6.

          (a) Stock Dividends, Subdivisions and Combinations.

     Except as otherwise provided in Section 6.01(b),  if the Company (i) pays a dividend  or makes a  distribution  on its Common  Stock in shares of its Common
Stock,  (ii)  subdivides its  outstanding  shares of Common Stock into a greater number of shares, or (iii) combines its outstanding  shares of Common Stock into a smaller  number of shares,  then (A) the number of shares of Common  Stock for which a Warrant is  exercisable  immediately  after the  occurrence  of any such event  shall be  adjusted  to equal the number of shares of Common  Stock that a record  holder of the same number of shares of Common  Stock for which a Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (B) the Exercise Price shall be  adjusted  to equal  (I) the  Exercise  Price in  effect  prior to such adjustment  multiplied  by the  number of  shares  of  Common  Stock for which a
Warrant is exercisable  prior to the  adjustment,  divided by (II) the number of shares for which a Warrant is exercisable immediately after such adjustment.

     The  adjustment   under  this  Section   6.01(a)  shall  become   effective
immediately  after the record date in the case of a dividend or distribution and
immediately   after  the  effective  date  in  the  case  of  a  subdivision  or combination.

          (b) When De Minimis Adjustment May Be Deferred.

     No  adjustment  in the  Exercise  Price need be made unless the  adjustment would require an increase or decrease of at least 1% in the Exercise Price.  Any adjustments that are not made shall be carried forward and taken into account in any subsequent  adjustment.  All  calculations  under this Section 6.01 shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may
be.

          (c) Notice of Adjustment.

     Whenever the  Exercise  Price is adjusted,  the Company  shall  provide the notices required by Section 6.03.

          (d) Reorganization, Reclassification, Merger, Consolidation or Sale.

     After the date  hereof,  if the Company  reorganizes  or  reclassifies  its
Capital Stock,  consolidates  or merges with or into, or transfers or leases all or  substantially  all its assets  to, any  Person,  upon  consummation  of such transaction each Warrant shall  automatically  become exercisable solely for the kind and amount of securities,  cash or other assets which the Holder would have owned immediately  after the  reorganization,  reclassification,  consolidation, merger,  transfer or lease if the Holder had exercised  the Warrant  immediately before the effective date of the transaction. Concurrently with the consummation

of  such  transaction,   the  corporation   formed  by  or  surviving  any  such
consolidation  or merger if other than the Company,  or the Person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant
Agreement so providing and further  providing for adjustments  which shall be as nearly  equivalent as may be practical to the  adjustments  provided for in this
Section 6.01(d). The successor company shall mail to Holders a notice describing the supplemental  Warrant  Agreement.  This Section 6.01(d) shall not apply to a transaction to which Section 6.01(a) applies.

          (e) Form of Warrant Certificates.

     Irrespective of any adjustments in the Exercise Price or the number or kind of shares  purchasable upon the exercise of the Warrants,  Warrant  Certificates theretofore  or  thereafter  issued may  continue  to express the same price and number and kind of shares as are stated in the  Warrant  Certificates  initially issuable pursuant to this Agreement.

     Section 6.02.  FRACTIONAL  INTERESTS.  The Company shall not be required to issue fractional Warrant Shares or scrip  representing  fractional shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder,  the number of full Warrant  Shares which shall be issuable  upon the  exercise  thereof  shall  be  computed  on the  basis of the aggregate  number of Warrant  Shares  purchasable on exercise of the Warrants so presented.  If any fraction of a Warrant Share would,  except for the provisions of this Section  6.02, be issuable on the exercise of any Warrants (or specified portion  thereof),  the  Company  shall pay an amount in cash equal to the Daily
Price per Warrant Share, as determined on the Business Day immediately preceding the date the Warrant is presented  for exercise,  multiplied  by such  fraction, computed to the nearest whole U.S. cent.

     Section 6.03. NOTICES TO HOLDERS.  Upon any adjustment  pursuant to Section
6.01,  the  Company  shall  promptly  thereafter  (i) cause to be filed with the
Warrant Agent an Officer's  Certificate  setting forth the Exercise  Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon  which  such  calculations  are based and  setting  forth the number  of  Warrant  Shares  (or  portion  thereof)  or the kind and  amount  of securities,  cash or other  assets  to which a Holder  is  entitled  after  such adjustment  upon  exercise  of a Warrant and  payment of the  adjusted  Exercise
Price, which certificate shall be conclusive  evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the Holders, at the address of such Holder  appearing in the  Register,  written  notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance  and  included  as a part of the notice  required  to be mailed under the other  provisions of this Article 6. The Warrant Agent will not be deemed to have knowledge of any adjustment required by this Article 6 without receiving such Officer's Certificate.

     Section  6.04.  NO  RIGHTS  AS  STOCKHOLDERS.  Nothing  contained  in  this
Agreement or the Warrant  Certificates shall be construed as conferring upon the holders of any Warrant  the right to vote or to consent or to receive  notice as stockholders  in respect of the  meetings  of  stockholders  or the  election of directors  of the  Company  or any  other  matter,  or  any  rights  whatsoever, including the right to receive dividends, as stockholders of the Company.

                                   ARTICLE 7
                                  WARRANT AGENT

     Section  7.01.  WARRANT  AGENT.  The Warrant Agent  undertakes  the express duties and obligations  (and no implied duties or  obligations)  imposed by this
Agreement upon the following terms and  conditions,  by all of which the Company and the Holders, by their acceptance of the Warrants, shall be bound:

                                       10

          (a) The Warrant Agent shall be liable hereunder only for its own gross negligence,  willful  misconduct  or bad faith (as each is determined by a final non-appealable  order of a court  of  competent  jurisdiction).  Notwithstanding anything in this Agreement to the contrary,  in no event shall the Warrant Agent be liable for special, punitive,  incidental,  indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits),  even if the Warrant  Agent has been advised of the  likelihood of such loss or damage and  regardless  of the form of the action.  Any  liability of the Warrant Agent under this  Agreement  shall be limited to the  aggregate  amount of annual fees paid by the Company to the Warrant Agent.

          (b) The statements  contained  herein and in the Warrant  Certificates shall be taken as  statements  of the Company and the Warrant  Agent  assumes no responsibility  for the  correctness  of any of the same except such as describe the  Warrant  Agent or  action  taken or to be taken by it.  The  Warrant  Agent assumes no  responsibility  with  respect to the  distribution  of the  Warrants except as herein otherwise provided.

          (c)  The  Warrant  Agent  will  not be  under  any  responsibility  or liability in respect of the  validity of this  Agreement  or the  execution  and delivery  hereof  (except the due execution  and delivery  hereof by the Warrant
Agent) or in respect of the  validity or  execution  of any Warrant  Certificate
(except the due  countersignature  thereof by the Warrant Agent); nor will it be responsible or liable for any breach by the Company of any covenant or condition contained  in this  Agreement  or in any  Warrant  Certificate;  nor  will it be responsible  or liable  for any  adjustment  required  under the  provisions  of
Article  6 hereof  or  responsible  for the  manner,  method  or  amount  of any adjustment or the  ascertaining of the existence of facts that would require any adjustment (except with respect to the exercise of Warrants evidenced by Warrant
Certificates  after actual  written  notice of any  adjustment);  nor will it be responsible  or liable for any  amendment or supplement  made to this  Agreement that is in  violation  of  Section  8.02(b) or  8.02(c);  nor will it by any act
hereunder  be  deemed  to  make  any   representation  or  warranty  as  to  the
authorization  or reservation  of any shares of stock or other  securities to be issued  pursuant to this  Agreement or any Warrant  Certificate or as to whether any Warrant Shares or other securities will, when issued, be validly  authorized and issued, fully paid and nonassessable.

          (d) The Company  will  perform,  execute,  acknowledge  and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts,  instruments  and  assurances  as may  reasonably be required by the
Warrant  Agent for the carrying out or  performing  by the Warrant  Agent of the provisions of this Agreement.

          (e) The Warrant Agent will not be under any duty or  responsibility to insure  compliance  with any  applicable  federal  or state  securities  laws in connection with the issuance, transfer or exchange of Warrant Certificates.

          (f) In the  absence of gross  negligence,  willful  misconduct  or bad faith  on the  part of the  Warrant  Agent  (as  each is  determined  by a final non-appealable  order of a court of competent  jurisdiction),  the Warrant Agent shall not be liable  and will be fully  protected  in  acting  upon any  written
notice,  resolution,   certificate,   statement,  instrument,  opinion,  report,
instruction,  direction,  request or other communication which the Warrant Agent believes  to be  genuine  and to have been  signed or  delivered  by the  proper
Person,  and shall have no duty to inquire  into or  investigate  the  validity, accuracy or content  thereof.  The Warrant Agent shall not take any instructions or directions except those given in accordance with this Agreement.  Whenever in the  performance  of its duties under this  Agreement the Warrant Agent deems it necessary or desirable  that any fact or matter be proved or  established by the
Company prior to taking or suffering any action  hereunder,  such fact or matter may  be  deemed  to be  conclusively  proved  and  established  by an  Officer's
Certificate  delivered to the Warrant Agent; and such Officer's Certificate will

                                       11

be full  authorization  to the Warrant Agent for any action  taken,  suffered or omitted by it under the  provisions  of this  Agreement  in  reliance  upon such
Officer's Certificate.

          (g) In the event the Warrant Agent, in its sole  discretion,  believes any ambiguity or  uncertainty  exists  hereunder or in any notice,  instruction, direction,  request or other  communication,  paper or document  received by the
Warrant Agent  hereunder,  or is uncertain of any action to take hereunder,  the
Warrant Agent shall refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Holder or other  Person for  refraining  from taking such action,  unless the Warrant Agent  receives an
Officer's  Certificate  which  eliminates  such  ambiguity or uncertainty to the satisfaction of Warrant Agent.

          (h) The Warrant  Agent may execute and  exercise  any of the rights or powers hereby vested in it or perform any duty hereunder  either itself or by or through its attorneys,  accountants,  agents or other  experts,  and the Warrant
Agent will not be answerable or  accountable  for any act,  default,  neglect or unintentional  misconduct of any such attorneys or agents or for any loss to the
Company or the holders of Warrants resulting from any such act, default, neglect or unintentional misconduct, absent gross negligence,  willful misconduct or bad faith  (as  each is  determined  by a final  non-appealable  order of a court of competent jurisdiction) in the selection and continued employment thereof.

          (i) All  rights of action  under  this  Agreement  or under any of the
Warrant Certificates may be enforced by the Warrant Agent without the possession of any  of the  Warrants  or the  production  thereof  at  any  trial  or  other proceeding relative thereto, and any such action, suit or proceeding  instituted by the  Warrant  Agent  shall be brought  in its name as  Warrant  Agent and any recovery of judgment shall be for the ratable  benefit of the Holders,  as their respective rights or interests may appear.

          (j) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Warrant Agent),  and the advice of such counsel or any Opinion of Counsel  will be full and complete  authorization and protection to the Warrant Agent in respect of any action taken,  suffered or omitted to be taken by it  hereunder in good faith and in  accordance  with such advice or Opinion of Counsel.

          (k) The Warrant Agent shall not incur any liability for not performing any act, duty,  obligation or  responsibility by reason of any occurrence beyond the  control of the  Warrant  Agent  (including  without  limitation  any act or provision of any present or future law or regulation or governmental  authority, any act of God, war, civil disorder or failure of any means of communication).

          (l) The Warrant  Agent shall not be  accountable  or under any duty or
responsibility   for  the  use  by  the  Company  of  any  Warrant   Certificate
countersigned  by the Warrant Agent and delivered by it to the Company  pursuant to this  Agreement or for the  application by the Company of the proceeds of the issuance  or  exercise  of  Warrants.  The  Warrant  Agent  shall  have no duty, liability  or  responsibility  in  case of any  default  by the  Company  in the performance  of its covenants or agreements  contained  herein or in any Warrant
Certificate  or in case of the receipt of any written  demand from a Holder with respect to such  default,  including,  without  limiting the  generality  of the foregoing,  any duty or  responsibility  to initiate or attempt to initiate  any proceedings  at law or otherwise  or, except as provided in Section 8.01 hereof, to make any demand upon the Company.

          (m) The Warrant  Agent  shall act  hereunder  as agent  solely for the
Company and not for the Holders,  and its duties shall be  determined  solely by the provisions hereof.

          (n) The rights and  obligations  contained  in this Section 7.01 shall survive the  termination of this Agreement and the resignation or removal of the
Warrant Agent.

                                       12

     Section 7.02.  INDIVIDUAL  RIGHTS OF WARRANT AGENT.  The Warrant Agent, and
any  stockholder,  director,  officer or employee of the Warrant Agent, may buy, sell or deal in any of the Warrants or other securities of the Company or become
pecuniarily   interested  in  any  transaction  in  which  the  Company  may  be interested,  or  contract  with or lend money to the  Company  or any  Affiliate thereof or otherwise act as fully and freely as though it were not Warrant Agent under this  Agreement.  Nothing  herein shall  preclude  the Warrant  Agent from acting in any other capacity for the Company or for any other Person.

     Section  7.03.  COMPENSATION  AND  INDEMNIFICATION  OF WARRANT  AGENT.  The
Company will promptly pay to the Warrant Agent  reasonable  fees and expenses to be agreed upon by the Company and the Warrant Agent and its reasonable  expenses and its reasonable counsel fees and expenses and other disbursements incurred in the  preparation,  delivery,  administration,  execution  and  amendment of this
Agreement and the exercise and performance of its duties hereunder.  The Company will  indemnify the Warrant Agent for, and hold it harmless  against,  any loss, liability, suit, action, proceeding,  damage, judgment, claim, settlement,  cost or expense,  incurred without gross negligence,  willful misconduct or bad faith
(as each is determined by a final  non-appealable  order of a court of competent jurisdiction) on the part of the Warrant Agent,  for any action taken,  suffered or  omitted  by  the  Warrant  Agent  in  connection  with  the  acceptance  and administration of this Agreement,  including the costs and expenses of defending against any claim of liability  arising  therefrom,  directly or indirectly.  No provision of this Agreement will require the Warrant Agent to expend or risk its own funds or otherwise  incur any financial  liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives indemnity  satisfactory to it against any loss, liability or expense. The rights and obligations  contained in this Section 7.03 shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

     Section  7.04.  REPLACEMENT  OF WARRANT  AGENT.  (a) The Warrant  Agent may
resign at any time by 30 days'  prior  written  notice to the  Company or may be removed  at any  time by the  Company  upon 30 days'  prior  written  notice.  A resignation  or removal of the  Warrant  Agent and  appointment  of a  successor
Warrant  Agent will become  effective  only upon the successor  Warrant  Agent's acceptance of appointment as provided in Section 7.04(b).

          (b)  Upon  delivery  by  the  successor  Warrant  Agent  of a  written acceptance of its appointment to the retiring  Warrant Agent and to the Company,
(i) the retiring  Warrant Agent will transfer all property held by it as Warrant
Agent to the successor  Warrant  Agent,  (ii) the  resignation or removal of the retiring Warrant Agent will become  effective,  and (iii) the successor  Warrant
Agent will have all the  rights,  powers and duties of the  Warrant  Agent under this Agreement.  Upon request of any successor  Warrant Agent,  the Company will execute  any and all  instruments  for fully  vesting in and  confirming  to the successor  Warrant  Agent all such rights,  powers and duties.  The Company will give notice of any  resignation  and any  removal of the Warrant  Agent and each appointment  of a successor  Warrant  Agent to all  Holders,  and include in the notice the name of the successor  Warrant Agent and the address of its Corporate
Trust Office.

     Section 7.05.  SUCCESSOR WARRANT AGENT BY MERGER.  (a) If the Warrant Agent
consolidates  with,  merges or converts into, or transfers all or  substantially all of its corporate trust business to, another Person, the resulting, surviving or transferee Person without any further act will be the successor Warrant Agent with the same  effect as if the  successor  Warrant  Agent had been named as the
Warrant Agent in this Agreement.

          (b) If, at the time such  successor to the Warrant Agent shall succeed to the agency created by this Agreement,  any of the Warrant  Certificates  have been countersigned but not delivered,  the successor Warrant Agent may adopt the countersignature  of the  original  Warrant  Agent;  and  if any of the  Warrant
Certificates shall not have been countersigned,  the successor Warrant Agent may

                                       13

countersign  such  Warrant  Certificates,  and in all such  cases  such  Warrant
Certificates  shall  have the full  force and  effect  provided  in the  Warrant
Certificates and in this Agreement.

     Section 7.06.  HOLDER LISTS. The Warrant Agent shall preserve in as current a form as is reasonably  practicable the most recent list available to it of the names and addresses of all Holders.  If the Warrant Agent is not the  Registrar,
the Company  shall  promptly  furnish to the Warrant  Agent at such times as the
Warrant Agent may request in writing, a list in such form and as of such date as the  Warrant  Agent may  reasonably  require of the names and  addresses  of the
Holders.

                                   ARTICLE 8
                                 MISCELLANEOUS.

     Section 8.01 NOTICES.  (a) Any notice or  communication to the Company will be deemed given if in writing (i) when  delivered  in person,  or (ii) five days after mailing when mailed by registered or certified mail, or (iii) when sent by facsimile transmission,  with transmission confirmed.  Any notice to the Warrant
Agent  will  be  effective  only  upon  receipt.  In each  case  the  notice  or communication should be addressed as follows:

     if to the Company:

     WHX Corporation
     110 East 59th Street
     New York, New York 10022
     Attention: President
     Facsimile: 212-355-5336

     if to the Warrant Agent:

     Computershare Investor Services
     250 Royall Street
     Canton, MA 02021
     Attention: William Gustafson
     Facsimile: (781) 575-2549

     The  Company  or the  Warrant  Agent by notice  to the other may  designate additional or different  addresses for subsequent notices or communications.  If the Warrant  Agent shall receive any written  notice or demand  addressed to the
Company by any Holder pursuant to the provisions of the Warrant Certificate, the
Warrant Agent shall promptly forward such notice or demand to the Company.

          (b) Except as otherwise  expressly  provided with respect to published notices,  any  notice or  communication  to a Holder  will be deemed  given when mailed to the Holder at its address as it appears on the Register by first class mail or, as to any Global Warrant  registered in the name of DTC or its nominee, as agreed by the  Company,  the Warrant  Agent and DTC.  Copies of any notice or communication  to a  Holder,  if given by the  Company,  will be  mailed  to the
Warrant Agent at the same time.  Defect in mailing a notice or  communication to any  particular  Holder will not affect its  sufficiency  with  respect to other
Holders.

     Section 8.02.  SUPPLEMENTS AND AMENDMENTS.  (a) The Company and the Warrant
Agent may amend or supplement this Agreement or the Warrant Certificates without notice to or the consent of any Holder

                                       14

               (i)  to  cure  any  ambiguity,  defect  or  inconsistency  in the
Agreement or the Warrant Certificates;

               (ii) to evidence and provide for the acceptance of an appointment hereunder by a successor Warrant Agent; or

               (iii) to make any other change that does not adversely affect the rights of any Holder.

          (b)  Except as  otherwise  provided  in  subsections  (a) above or (c)
below,  the  Company  and the  Warrant  Agent may amend this  Agreement  and the
Warrant  Certificates  with the written  consent of the Holders of a majority of the  outstanding  Warrants,  and the  Holders of a majority  of the  outstanding
Warrants by written  notice to the Warrant Agent may waive future  compliance by the Company with any provision of this Agreement or the Warrant Certificates.

          (c)  Notwithstanding  the provisions of subsection (b) above,  without the consent of each Holder affected, an amendment, supplement or waiver may not

               (i) increase the Exercise Price except for  adjustments  provided for in Article 6;

               (ii) decrease the number of Warrant Shares or other securities or property  issuable  upon  exercise of the  Warrants  except,  in each case,  for adjustments provided for in Article 6; or

               (iii) designate an earlier Expiration Date.

          (d) It is not necessary for Holders to approve the particular  form of any proposed amendment, supplement or waiver, but is sufficient if their consent approves the substance thereof.

          (e) An  amendment,  supplement  or waiver under this Section 8.02 will become  effective on receipt by the Warrant  Agent of written  consents from the
Holders  of the  requisite  percentage  of the  outstanding  Warrants.  After an amendment,  supplement or waiver under this Section 8.02 becomes effective,  the
Company will send to the Holders  affected  thereby a notice briefly  describing the  amendment,  supplement  or waiver.  Any failure of the Company to send such notice, or any defect therein,  will not,  however,  in any way impair or affect the validity of any such amendment, supplement or waiver.

          (f) After an amendment,  supplement or waiver  becomes  effective,  it will bind every Holder  unless such  amendment,  supplement  or waiver is of the type described in Section 8.02(c). If the amendment,  supplement or waiver is of the type described in Section 8.02(c), then the amendment,  supplement or waiver will bind each Holder that has consented to it and every subsequent  Holder of a
Warrant with respect to which consent was granted.

          (g) If an  amendment,  supplement  or  waiver  changes  the terms of a
Warrant,  the  Warrant  Agent may  require  the  Holder to deliver  the  Warrant
Certificate  representing  such Warrant to the Warrant Agent so that the Warrant
Agent  may  place  an  appropriate  notation  of the new  terms  on the  Warrant
Certificate  and  return it to the  Holder,  or  exchange  it for a new  Warrant
Certificate  that  reflects the new terms.  The Warrant  Agent may also place an appropriate  notation  on  any  Warrant  Certificate  thereafter  countersigned.
However,  the  effectiveness  of the  amendment,  supplement  or  waiver  is not affected by any failure to annotate or exchange Warrant Certificates as provided in this Section 8.02(g).

                                       15

          (h) The  Warrant  Agent  is  entitled  to  receive,  and will be fully protected in relying upon,  an Opinion of Counsel  stating that the execution of any amendment,  supplement or waiver authorized pursuant to this Section 8.02 is authorized  or permitted by this  Agreement.  If the Warrant  Agent has received such an  Opinion  of  Counsel,  the  Warrant  Agent  shall  sign the  amendment, supplement or waiver so long as the same does not adversely affect the rights of the Warrant Agent.

     Section 8.03.  GOVERNING LAW. This Agreement,  the Warrant Certificates and
the Warrants  shall be governed by, and  construed in accordance  with,  and all disputes arising out of or relating to this Agreement,  the Warrant Certificates and the Warrants will be determined in accordance with, the internal laws of the
State of New York,  without  giving effect to the  conflicts of laws  principles thereof.

     Section 8.04. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Agreement
may not be used to interpret  any other  agreement  of the Company,  and no such other agreement may be used to interpret this Agreement.

     Section 8.05.  SUCCESSORS.  This Agreement will inure to the benefit of and bind the Company,  the Warrant  Agent and their  respective  successors  and the
Holders and their respective transferees.

     Section 8.06. COUNTERPARTS; MULTIPLE ORIGINALS. The parties may sign one or more  counterparts  of this Agreement all of which  together shall  constitute a single  agreement.  The parties may sign any number of copies of this Agreement.
Each signed copy shall be an original,  but all of them together shall represent the same agreement.

     Section 8.07.  SEPARABILITY.  In case any provision in this Agreement or in the Warrant  Certificates is invalid,  illegal or  unenforceable,  the validity, legality and  enforceability of the remaining  provisions will not in any way be affected or impaired thereby.

     Section  8.08.  TABLE OF CONTENTS AND  HEADINGS.  The Table of Contents and
headings of the Articles,  Sections and  subsections of this Agreement have been inserted for  convenience of reference  only, are not to be considered a part of this  Agreement and in no way modify or restrict any of the terms and provisions of this Agreement.

     Section 8.09.  BENEFITS OF THIS AGREEMENT.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement.

     Section 8.10.  WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT  PERMITTED UNDER
APPLICABLE  LAW, THE COMPANY AND THE WARRANT  AGENT  HEREBY,  AND THE HOLDERS BY
THEIR  ACCEPTANCE OF THE WARRANTS  THEREBY,  IRREVOCABLY  WAIVE THEIR RESPECTIVE
RIGHTS TO A JURY TRIAL WITH  RESPECT TO ANY  ACTION,  CLAIM OR OTHER  PROCEEDING
ARISING  OUT OF ANY  DISPUTE IN  CONNECTION  WITH THIS  AGREEMENT,  THE  WARRANT
CERTIFICATES OR THE WARRANTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER,
OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                                       16

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed, as of the day and year first above written.

                                WHX CORPORATION

                                By:    /s/ Stewart E. Tabin
                                    --------------------------------
                                Name:  Stewart E. Tabin
                                Title: President

                                EQUISERVE TRUST COMPANY, N.A.,
                                as Warrant Agent

                                By:    /s/ Dennis V. Moccia
                                   ----------------------------------
                                Name:  Dennis V. Moccia
                                Title: Managing Director

                                       17

                                    EXHIBIT A

                      [Form of Face of Warrant Certificate]

                                 WHX CORPORATION

                               WARRANT CERTIFICATE
             EVIDENCING WARRANTS TO PURCHASE SHARES OF COMMON STOCK
                             (CUSIP NO. 929248 12 8)

No.                                                              ______ Warrants

     This Warrant  Certificate  certifies that  [__________],  or its registered assigns,  is the  registered  holder of warrants  (the  "Warrants")  to purchase
Common  Stock,  par  value  $0.01  per  share  (the  "Common  Stock"),   of  WHX
Corporation,  a Delaware  corporation.  The Warrants represented by this Warrant
Certificate  entitle the  registered  holder upon exercise at any time from 9:00
a.m. on the Issue Date until 5:00 p.m.  New York City Time on February  28, 2008
(the "Expiration Date"), to receive from the Company an aggregate of such number of fully  paid and  nonassessable  shares of Common  Stock set forth  above (the
"Warrant Shares") at an initial exercise price (the "Exercise Price") of $ 11.20 per share payable upon  surrender of this Warrant  Certificate  at the office or agency of the Warrant  Agent,  subject to the conditions set forth herein and in the Warrant Agreement  referred to on the reverse hereof. The Exercise Price and number of Warrant  Shares  issuable upon exercise of the Warrants are subject to adjustment  upon the  occurrence  of  certain  events  set forth in the  Warrant
Agreement.

     Reference  is  hereby  made  to the  further  provisions  of  this  Warrant
Certificate  set forth on the reverse hereof and such further  provisions  shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF,  the Company has caused this Warrant  Certificate to be signed below manually or by facsimile by its duly authorized officer.

Dated:      , 200_
                                        WHX CORPORATION

                                        By:  ________________________________
                                        Name:
                                        Title:
Countersigned:

EQUISERVE TRUST COMPANY, N.A.,
as Warrant Agent

By:  _________________________________
Name:
Title:

                                      A-1

                                    EXHIBIT B

                    [Form of Reverse of Warrant Certificate]

                                 WHX CORPORATION

                        [REVERSE OF WARRANT CERTIFICATE]

     1.   Warrant Agreement.

     The  Warrants  evidenced  by this  Warrant  Certificate  are part of a duly authorized  issue of  Warrants  issued  or to be  issued  pursuant  to a Warrant
Agreement  dated as of July 29,  2005 (the  "Warrant  Agreement"),  between  the
Company and  EquiServe  Trust  Company,  N.A.,  as warrant  agent (the  "Warrant
Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this  instrument  and is hereby  referred to for a description  of the rights, limitation of rights,  obligations,  duties and immunities thereunder of the Warrant Agent,  the Company and the holders (the words "holders" or "holder"
meaning the  registered  holders or registered  holder) of the Warrants.  To the extent  permitted by law, in the event of an  inconsistency  or conflict between the terms of this Warrant  Certificate and the Warrant  Agreement,  the terms of the Warrant  Agreement  will  prevail.  Capitalized  terms used in this  Warrant
Certificate  that are defined in the Warrant  Agreement  shall have the meanings provided in the Warrant  Agreement  for  purposes of this  Warrant  Certificate, unless otherwise defined in this Warrant Certificate.

     2.   Exercise.

     Warrants  may be  exercised  at any time on or after 9:00 a.m. on the Issue
Date and on or before 5:00 p.m. New York City time on the  Expiration  Date.  In order  to  exercise  all or any of the  Warrants  represented  by  this  Warrant
Certificate,  the holder must  deliver to the Warrant  Agent,  at its  Corporate
Trust Office set forth in the Warrant  Agreement,  this Warrant  Certificate and the form of election to purchase below duly completed,  which signature shall be medallion  guaranteed  by an  institution  which  is a  member  of a  Securities
Transfer Association recognized signature guarantee program, and upon payment to the Warrant  Agent for the account of the Company of the  Exercise  Price in the manner set forth in the Warrant  Agreement  for the number of Warrant  Shares in respect of which such Warrants are then exercised.

     No Warrant  may be  exercised  after  5:00 p.m.,  New York City time on the
Expiration Date, and to the extent not exercised by such time the Warrants shall become void.

     3.   Adjustments.

     The Warrant Agreement provides that, upon the occurrence of certain events, the  Exercise  Price  set  forth on the face  hereof  may,  subject  to  certain conditions,  be adjusted. The Warrant Agreement also provides that the number of shares of Common  Stock  issuable  upon the  exercise of each  Warrant  shall be adjusted in certain events.

     4.   No Fractional Shares.

     No fractions of a share of Common Stock will be issued upon the exercise of any  Warrant,  but the Company  will pay the cash value  thereof  determined  as provided in the Warrant Agreement.

     5.   Registered Form; Transfer and Exchange.

     The Warrants are in registered form. Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by  legal  representative  or  attorney  duly  authorized  in  writing,  may  be exchanged,  in the manner and subject to the limitations provided in the Warrant
Agreement, but without payment of any service charge (except as specified in the
Warrant Agreement),  for another Warrant Certificate or Warrant  Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                                      B-1

     Upon  due  presentation  for  registration  of  transfer  of  this  Warrant
Certificate  at the office of the  Warrant  Agent a new Warrant  Certificate  or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants  shall be issued to the  transferee(s)  in exchange for this Warrant
Certificate,  subject to the  limitations  provided  in the  Warrant  Agreement, without  charge  except  for any tax or other  governmental  charge  imposed  in connection therewith.

     The  Company  and the  Warrant  Agent  may deem and  treat  the  registered
holder(s)  hereof  as  the  absolute   owner(s)  of  this  Warrant   Certificate
(notwithstanding  any  notation of  ownership  or other  writing  hereon made by anyone),  for the purpose of any exercise  hereof,  of any  distribution  to the holder(s)  hereof,  and for all other purposes,  and neither the Company nor the
Warrant  Agent  shall be  affected  by any notice to the  contrary.  Neither the
Warrants nor this Warrant  Certificate  entitles any holder hereof to any rights of a stockholder of the Company.

     6.   Countersignature.

     This Warrant  Certificate  shall not be valid unless  countersigned  by the
Warrant Agent.

     7.   Governing Law.

     This Warrant  Certificate  shall be governed by and construed in accordance with the internal laws of the State of New York.

     8.   Abbreviations.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common),  TEN ENT (= tenants by the  entireties),
JT TEN (=  joint  tenants  with  right of  survivorship  and not as  tenants  in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).

     A copy of the Warrant  Agreement  may be obtained by the holder hereof upon written request to the Company.

                                      B-2

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

     The  undersigned   hereby   irrevocably   elects  to  exercise  the  right,
represented  by this Warrant  Certificate,  to receive  _______ shares of Common
Stock  and  herewith  tenders  payment  for  such  shares  to the  order  of WHX
CORPORATION, in the amount of $________ in accordance with the terms hereof.

                                    ------------------------------------------
                                    Signature
Date:

                                    ------------------------------------------
                                    Signature Guaranteed
Date:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements  of the Warrant Agent,  which  requirements  include  membership or participation in the Security Transfer  Association  Medallion Program ("STAMP")
or such other "signature  guarantee program" as may be determined by the Warrant
Agent in addition to, or in substitution  for, STAMP, all in accordance with the
Securities  Exchange  Act of 1934,  as  amended,  and the rules and  regulations promulgated thereunder.

                                      B-3

              SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS

The following exchanges of a part of this Global Warrant have been made:

                                                                                    NUMBER OF WARRANTS IN
                            AMOUNT OF DECREASE         AMOUNT OF INCREASE IN         THIS GLOBAL WARRANT
                           IN NUMBER OF WARRANTS       NUMBER OF WARRANTS IN       FOLLOWING SUCH DECREASE
  DATE OF EXCHANGE        IN THIS GLOBAL WARRANT        THIS GLOBAL WARRANT              OR INCREASE
----------------------------------------------------------------------------------------------------------

                                      B-4

                            [FORM OF TRANSFER NOTICE]

     FOR VALUE  RECEIVED  the  undersigned  registered  holder  hereby  sell(s), assign(s) and transfer(s) unto

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

(Please  print in block  letters or typewrite  name and address,  including  zip code, of assignee)

the within Warrant  Certificate and all rights  thereunder,  hereby  irrevocably constituting and appointing as attorney to transfer the Warrants  represented by this  Warrant  Certificate  on the  books  of the  Company  with  full  power of substitution in the premises.

Date:

Seller

By: _____________________________________________________

          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee: ______________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the
requirements  of  the  Registrar,   which  requirements  include  membership  or
participation in the Securities Transfer Association Medallion Program ("STAMP")
or  such  other  "signature  guarantee  program"  as  may be  determined  by the
Registrar in addition to, or in substitution  for, STAMP, all in accordance with the Securities  Exchange Act of 1934, as amended,  and the rules and regulations promulgated thereunder.

                                      B-5

                                    EXHIBIT C

                                   DTC LEGEND

UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"), TO THE COMPANY OR ITS
AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE
ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS
REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS  IS  REQUESTED  BY  AN  AUTHORIZED
REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER
HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL  WARRANT ARE LIMITED TO TRANSFERS IN WHOLE,  BUT NOT IN
PART, TO NOMINEES OF DTC OR TO A SUCCESSOR  THEREOF OR SUCH SUCCESSOR'S  NOMINEE
AND TRANSFERS OF PORTIONS OF THIS GLOBAL  WARRANT ARE LIMITED TO TRANSFERS  MADE
IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE WARRANT AGREEMENT.

                                      C-1